UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 27, 2012

Date of Report (Date of earliest event reported)

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

(Address of principal executive offices)

(412) 227-2001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The following revised sections of Koppers Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”) are attached as Exhibit 99.1 and are incorporated herein by reference:

1.	Item 6—Selected Financial Data

2.	Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations

3.	Item 8—Financial Statements and Supplementary Data

The following revised consolidated financial statements of Koppers Holdings Inc., together with the related revised report of independent registered public accounting firm are included herein:

•	Report of Independent Registered Public Accounting Firm

•	Consolidated Statement of Income for the Years Ended December 31, 2011, 2010 and 2009

•	Consolidated Statement of Comprehensive Income for the Years Ended December 31, 2011, 2010 and 2009

•	Consolidated Balance Sheet at December 31, 2011 and 2010

•	Consolidated Statement of Cash Flows for the Years Ended December 31, 2011, 2010 and 2009

•	Consolidated Statement of Shareholders’ Equity for the Years Ended December 31, 2011, 2010 and 2009

•	Notes to Consolidated Financial Statements

4.	Item 15—Exhibits and Financial Statement Schedules

•	Schedule II—Valuation and Qualifying Accounts

These revised portions of the 2011 Form 10-K are being filed to include certain reclassifications and adjustments that were made to conform the presentation and disclosure therein to Koppers Holdings Inc.’s current presentation, as required by Financial Accounting Standards Board’s Accounting Standard Codification Topic 205-20, Discontinued Operations, and Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. These financial statements also include amended footnote (footnote 21 in exhibit 99.1) with condensed consolidating financial information in accordance with Rule 3-10(d) and (f) of Regulation S-X promulgated by the SEC with respect to certain subsidiary guarantors that will be additional registrants under a registration statement on Form S-3 that Koppers Holdings Inc. expects to file on or about June 27, 2012.

Such reclassifications and adjustments have no impact on previously reported net income or stockholders’ equity attributable to Koppers Holdings Inc.

Part 1, Item 1., “Financial Statements” of Koppers Holdings Inc.’s Quarterly Report of Form 10-Q for the quarterly period ended March 31, 2012 is attached as exhibit 99.2 and is incorporated herein by reference. These financial statements include an additional footnote (footnote 20 in exhibit 99.2) with condensed consolidating financial information in accordance with Rule 3-10(d) and (f) of Regulation S-X promulgated by the SEC for the aforementioned subsidiary guarantors. Other than the additional footnote discussed above, these financial statements are identical to the financial statements appearing in Koppers Holdings Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, filed on May 4, 2012.

Item 9.01 Financial Statement and Exhibits.

12.1	Computation of ratio of earnings to fixed charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Certain portions of Koppers Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011, as listed in Item 8.01 above.

99.2	Certain portions of Koppers Holdings Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, as listed in Item 8.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2012

KOPPERS HOLDINGS INC.

By:	/s/ Leroy M. Ball
Leroy M. Ball
Vice President and Chief Financial Officer

Exhibit Index

Number	Description
12.1	Computation of ratio of earnings to fixed charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Certain portions of Koppers Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011, as listed in Item 8.01 above.

99.2	Certain portions of Koppers Holdings Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, as listed in Item 8.01 above.

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